UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BioSphere Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Materials Filed Pursuant to Rule 14a-6

On August 18, 2010, BioSphere Medical, Inc. (“BioSphere” or the “Company”) sent to certain holders of its common stock the following communication relating to the voting of their shares in connection with the proposed merger between BioSphere and a subsidiary of Merit Medical Systems, Inc.

IMPORTANT REMINDER TO VOTE YOUR PROXY

August 18, 2010

Dear BioSphere Stockholder:

Our records indicate that your votes on (i) the adoption of the Agreement and Plan of Merger, dated as of May 13, 2010, by and among Merit Medical Systems, Inc., Merit BioAcquisition Co., a wholly-owned subsidiary of Merit Medical, and BioSphere Medical, Inc., and (ii) the adjournment of the special meeting of stockholders being held to approve the merger, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement, have not yet been received.  The special meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Friday, September 3, 2010, at 10:00 a.m. local time.  Please take a moment right now to ensure that your shares are represented at this important meeting.

If the proposed merger is completed, BioSphere stockholders will be entitled to receive $4.38 in cash, without interest and less any applicable withholding taxes, for each share of BioSphere common stock owned as of the date of the merger.  The proposal to adopt the merger must be approved by a majority of the outstanding shares of our common stock entitled to vote at the special meeting (including the outstanding shares of our series A preferred stock, if any, voting together with the holders of our common stock as a single-class on an as-converted basis).

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY BY PHONE, INTERNET OR BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD.

In order to ensure that you have an opportunity to vote, no matter how few or how many shares you own, we have enclosed an additional proxy card and Internet and telephone instructions that will allow you to exercise your rights as a shareholder.  If possible, please vote by Internet or phone given the short amount of time before the special meeting date.  If you do nothing, it is the equivalent of voting “NO”.

The Company’s board of directors, after considering a number of factors in evaluating the transaction and consulting with its legal and financial advisors, unanimously recommends that BioSphere stockholders vote “FOR” both the proposed merger and the proposal to adjourn the special meeting if necessary to solicit additional votes.

Please vote today by telephone or by Internet pursuant to the instructions enclosed.  Remember — every share and every vote counts!  Alternatively, you may sign, date and mail your proxy card in the envelope provided.  If you have any questions, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Thank you in advance for voting promptly.

Sincerely,

/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President and Chief Financial Officer

FORWARD-LOOKING STATEMENTS

Any statements in this filing about future expectations, plans and prospects for BioSphere, including statements with respect to the consummation and timing of the merger, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These statements contain the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties that are subject to change based on factors that are, in many instances, beyond BioSphere’s control. Risks and uncertainties that could cause results to differ from expectations include: uncertainties relating to the timing of the merger; uncertainties as to how BioSphere stockholders will vote their shares with respect to the merger; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, suppliers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of BioSphere’s control; transaction costs; actual or contingent liabilities; or other risks and uncertainties discussed in documents filed with the SEC by BioSphere, including factors discussed in the “Risk Factors” section of BioSphere’s most recent Quarterly Report on Form 10-Q filed with the SEC on August 13, 2010, and other documents BioSphere periodically files with the SEC. In addition, the forward-looking statements included in this filing represent BioSphere’s views as of the date of this filing. BioSphere anticipates that subsequent events and developments will cause its views to change. However, while BioSphere may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing BioSphere’s views as of any date subsequent to the date of this filing.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, BioSphere has filed a definitive proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by BioSphere and Merit through the website maintained by the SEC at http://www.sec.gov. In addition, investors and security holders are able to obtain free copies of the Proxy Statement from BioSphere by calling BioSphere Investor Relations at 781-681-7900, by requesting them in writing from Investor Relations at BioSphere Medical, Inc., 1050 Hingham Street, Rockland, MA 02370, or by visiting the Investor Relations page of BioSphere’s website at http://www.biospheremed.com.

BioSphere and Merit, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from BioSphere’s stockholders in connection with the proposed merger. Information concerning the interests of BioSphere’s participants, which may be different from those of BioSphere’s stockholders generally, in the solicitation is set forth in BioSphere’s Annual Report on Form 10-K for the year ended December 31, 2009, its annual meeting proxy statement dated April 16, 2010 and the definitive proxy statement relating to the merger dated August 2, 2010, which are filed with the SEC. As of June 1, 2010, BioSphere’s directors and executive officers beneficially owned approximately 2,442,005 shares, or 11.92 percent, of BioSphere’s common stock. A more complete description of the interests of the officers and directors is available in the definitive proxy statement relating to the merger.